UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

BRT REALTY TRUST

(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of incorporation)		I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 15, 2014 we filled a Current Report on Form 8-K (the “Current Report”) disclosing, among other things, that we entered into a joint venture and the purchase by the venture of a multi-family property located at 1475 Sand Bay Drive, Atlanta, GA (“Sandtown Vista” or the “Property”) for a contract purchase price of $28.4 million, of which $22.2 million was financed with mortgage debt.

We are filing this amendment to the current report to include under Item 9.01 (a), the audited statement of revenues and certain expenses of the Property and under Item 9.01 (b), our unaudited pro forma financial statements reflecting the acquisition of the Property.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired-Sandtown Vista	Page
	(i) Independent Auditor’s Report	1
	(ii) Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (iii) Statement of Revenues and Certain Expenses for the three months ended March 31, 2014. (Unaudited)	2
	(iv) Notes to Statements of Revenues and Certain Expenses	3
(b)	Unaudited Pro Forma Consolidated Financial Statements	4
	(i) Pro Forma Consolidated Balance Sheet at March 31, 2014	5
	(ii) Pro Forma Consolidated Statements of Income: For the year ended September 30, 2013 For the six months ended March 31, 2014	6 7
	(iii) Notes to Pro Forma Consolidated Financial Statements	8
(c)	Exhibits

Exhibit No.	Title of Exhibit

23.1	Consent of BDO USA, LLP dated August 5, 2014

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York 11021

We have audited the accompanying statements of revenues and certain expense of the property located at 1475 Sand Bay Drive, Atlanta, Georgia (the “Sandtown Vista”) for the year ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Sandtown Vista’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K/A of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.

/s/ BDO USA, LLP
New York, New York
August 5, 2014

Sandtown Vista
Statements of Revenues and Certain Expenses

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Revenues:
Rental and other income	$821,000	$3,430,000

Certain Expenses:
Real estate taxes	107,000	402,000
Management fees	30,000	118,000
Utilities	31,000	310,000
Payroll	88,000	374,000
Insurance	18,000	80,000
Repairs and maintenance	46,000	207,000
Total certain expenses	320,000	1,491,000

Revenues in excess of certain expenses	$501,000	$1,939,000

See Independent Auditor’s report and accompanying notes to the Statements of Revenues and Certain Expenses.

Sandtown Vista
Notes to Statements of Revenues and Certain Expenses

1.  Organization

The property, located at 1475 Sand Bay Drive, Atlanta, GA (“Sandtown Vista” or the “Property”), is a garden apartment complex containing 350 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts.  BRT owns, operates and develops multi-family properties, commercial and mixed use real estate assets and originates and holds for investment loans on multi-family and commercial properties.

On June 26, 2014, a consolidated joint venture comprised of our wholly-owned subsidiary and an unaffiliated joint venture partner acquired the Property for a contract purchase price of $28.4 million, financed with $22.2 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of the Property has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statements of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns the Property was organized as a limited liability company and is not directly subject to federal or state income taxes.

3.  Subsequent Events

Subsequent events were evaluated from December 31, 2013 through August 5, 2014, the date on which the statements of revenues and certain expenses was issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On June 26, 2014, TRB Sandtown Vista LLC, a wholly owned subsidiary of BRT Realty Trust (the “Trust”) and an unaffiliated joint venture partner, acquired a multi-family garden apartment complex located at 1475 Sand Bay Drive, Atlanta, GA (“Sandtown Vista”) containing 350 units for a contract purchase price of $28.4 million, including $22.2 million of mortgage debt.

On April 2, 2014, TRB Triple Play LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired three multi-family garden apartment complexes located at 1 Club Parkway, Nashville, TN, 7601 North Chicot Road, Little Rock AK and 1945 North Lock Road, Wichita, KS (the “Triple Play Properties”) containing an aggregate of 968 units for a contract purchase price of $54.3 million, including $35.3 of assumed mortgage debt.

On January 21, 2014, TRB Waterside LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired a multi-family garden apartment complex located at 8380 Whipporwill Drive, Indianapolis, Indiana (“Waterside at Castleton”) containing 400 units for a contract purchase price of $18.8 million, including $14.5 million of mortgage debt.

On November 22, 2013, TRB Columbus LLC, a wholly-owned subsidiary of the Trust, acquired a 264 unit multi-family garden apartment complex located at 4551 Durrow Drive, Columbus, Ohio (“Newbridge Commons”), for a contract purchase price of $14.1 million, including $10.7 million of assumed mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the acquisitions had been completed on March 31, 2014.  The pro forma unaudited consolidated statement of income for the year ended September 30, 2013 is presented as if the acquisition of the Triple Play Properties, Waterside at Castleton and Newbridge Commons had been completed on October 1, 2012.  The unaudited pro forma consolidated statement of income for the six months ended March 31, 2014 is presented as if the acquisition of Sandtown Vista, the Triple Play Properties, Waterside at Castleton and Newbridge Commons had been completed on October 1, 2013.

The pro forma unaudited consolidated statement of income for the six months ended March 31, 2014 has been adjusted to reflect the income and certain expense items of Waterside at Castleton and Newbridge Commons from the date of acquisition through March 31, 2014.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2013.

The pro forma unaudited consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisitions on October 1, 2012 and October 1, 2013, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

  BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED BALANCE SHEET
At March 31, 2014
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisition(a)	Purchase of Sandtown Vista	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $18,427	$518,924	$54,250	$28,350	$601,524

Real estate loans, net, all earning interest	17,222	-	-	17,222
Cash and cash equivalents	47,984	(14,951)	(5,714)	27,319
Restricted cash – construction holdbacks	20,142	-	-	20,142
Deferred costs	13,371	368	189	13,928
Prepaid expenses	4,006	-	-	4,006
Other assets	12,340	528	953	13,821
Total Assets	$633,989	$40,195	$23,778	$697,962

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$393,221	$35,265	$22,165	$450,651
Junior subordinated notes	37,400	-	-	37,400
Accounts payable and accrued liabilities	8,273	371	184	8,828
Deposits payable	1,327	128	-	1,455
Deferred income	25,848	-	-	25,848
Total Liabilities	446,069	35,764	22,349	524,182

Commitments and contingencies	-	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	-	-	-	-
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,535 issued	40,965	-	-	40,965
Additional paid-in capital	165,798	-	-	165,798
Accumulated other comprehensive income	4	-	-	4
Accumulated deficit	(72,897)	-	-	(72,897)
Total BRT Realty Trust shareholders’ equity	133,870	-	-	133,870
Non-controlling interests	34,050	4,431	1,429	39,910
Total Equity	167,920	4,431	1,429	173,780
Total Liabilities and Equity	$633,989	$40,195	$23,778	$697,962

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions (b)		Purchase of Sandtown Vista		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$30,592	$12,607		$3,506			$46,705
Interest and fees on real estate loans	9,946	-		-			9,946
Other income	2,279	-		-			2,279
Total revenues	42,817	12,607		3,506			58,930
Expenses:
Operating expenses relating to real estate properties	16,409	6,431		1,770			24,610
Interest expense	12,487	2,804	(c)	897	( c)		16,188
Advisor’s fees, related party	1,802	309	(d)	102	(d)		2,213
Property acquisition costs	2,466	-		-			2,466
General and administrative—including $779 to related party	7,448	-		-			7,448
Depreciation and amortization	7,094	2,324	(e)	756	(e)		10,174
Total expenses	47,706	11,868		3,525			63,099
Total revenues less total expenses	(4,889)	739		(19)			(4,169)
Equity in earnings of unconsolidated ventures	198	-		-			198
Gain on sale of available-for-sale securities	530	-		-			530
Gain on sale of partnership interest	5,481	-		-			5,481
Gain on sale of real estate assets	769	-		-			769
Net income (loss)	2,089	739		(19)			2,809
Plus: net loss (income) attributable to non-controlling interests	2,924	(191)		(17)			2,716
Net income (loss) attributable to common shareholders	$5,013	$548		$(36)			$5,525

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.30	$.04		$.00		$	. 34
Discontinued operations	.05	-		-			.05
Basic and diluted income per share	$.35	$.04		$.00			$.39

Amounts attributable to BRT Realty Trust:
Income from continuing operations	$4,244	$548		$(36)			$4,756
Discontinued operations	769	-		-			769
Net income	$5,013	$548		$(36)			$5,525
Weighted average number of common shares outstanding:
Basic and diluted	14,137,091	14,137,091		14,137,091			14,137,091

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Six Months Ended March 31, 2014
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions(b)		Purchase of Sandtown Vista	The Trust Pro Forma As Adjusted
Revenues:
Rental and other revenue from real estate properties	$28,684	$5,023		$1,753	$35,460
Interest and fees on real estate loans	1,769	-		-	1,769
Other income	547	-		-	547
Total revenues	31,000	5,023		1,753	37,776
Expenses:
Operating expenses relating to real estate properties	16,029	2,585		885	19,499
Interest expense	9,778	1,082	(c)	448 (c)	11,308
Advisor’s fees, related party	930	156	(d)	51 (d)	1,137
Property acquisition costs	1,528	-		-	1,528
General and administrative—including $213 to related party	3,427	-		-	3,427
Depreciation and amortization	6,574	952	(e)	378 (e)	7,904
Total expenses	38,266	4,775		1,762	44,803
Total revenues less total expenses	(7,266)	248		(9)	(7,037)

Equity in earnings of unconsolidated ventures	4	-		-	4
Net (loss) income	(7,262)	248		(9)	(7,033)
Plus: net loss (income) attributable to non-controlling interests	1,937	(80)		(8)	1,851
Net (loss) income attributable to common shareholders	$(5,325)	$168		$(17)	$(5,182)

Basic and diluted per share amounts attributable to common shareholders:
Basic and diluted (loss) income per share	$(.37)	$.01		.00	$(.36)

Weighted average number of common shares outstanding:
Basic and diluted	14,227,734	14,227,734		14,227,734	14,227,734

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Trust include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.
Notes to the pro forma unaudited consolidated balance sheet and statements of income for Sandtown Vista and other previously reported acquisitions for the year ended September 30, 2013 and the six months ended March 31, 2014.

a)	Refers to the acquisition of the Triple Play Properties.

b)	Refers to the acquisition of Newbridge Commons, Waterside at Castleton and the Triple Play Properties.

c)
To reflect the interest expense resulting from the mortgages securing Sandtown Vista, the Triple Play Properties, Waterside at Castleton and Newbridge Commons which expense is calculated using interest rates ranging from 3.63% to 5.91% respectively, and includes amortization of loan related fees.

d)	To reflect the advisory fees to be paid by the Trust pursuant to the Amended and Restated Advisory Agreement, as amended.

e)	To reflect depreciation expense on the estimated useful life of the properties of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
August 5, 2014		George Zweier
Great Neck, NY		Vice President and Chief Financial Officer